                                                                    Exhibit 10.1

                                                                  CONFORMED COPY



                                    FOURTH AMENDMENT dated as of April 12, 2001
                           (this "Amendment"), to the Credit Agreement dated as of March 3, 1998, as amended by the First Amendment dated as of May 12, 1999, the Second Amendment dated as of January 21, 2000, and the Third Amendment dated as of February 9, 2000 (the "Credit Agreement"), among LIN HOLDINGS CORP., a Delaware corporation ("Holdings"), LIN TELEVISION CORPORATION, a Delaware corporation (the "Borrower"), the Lenders (as defined in the Credit Agreement), THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, as Swingline Lender (as defined in the Credit Agreement) and as Issuing Lender (as defined in the Credit Agreement), Bank of America, N.A., as successor documentation agent to National Westminster Bank PLC, and The Bank of New York, as syndication agent.

               A. Pursuant to the Credit Agreement, the Lenders, the Swingline Lender and the Issuing Lender have extended credit to the Borrower and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

               B. The Borrower and Holdings have requested that the Administrative Agent, the Swingline Lender, the Issuing Lender and the Required Lenders amend the Credit Agreement as set forth herein.

               C. The Administrative Agent, the Swingline Lender, the Issuing Lender and the Required Lenders are willing to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

               D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

               Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. (a) Amendment to Section 1.1 of the Credit Agreement (Defined Terms). (i) Section 1.1 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following:

               "Additional Senior Subordinated Notes": any notes issued by the Borrower on terms substantially similar (other than with regard to pricing) to those of the Senior Subordinated Notes after the Closing Date (and shall include any substantially identical senior subordinated notes of the Borrower in the same aggregate principal amount issued thereafter in exchange therefor pursuant to a registered exchange offer or shelf registration statement in accordance with any applicable indenture).

               "Effective Date": the date on which the conditions specified in
Section 4 of the Fourth Amendment dated as of April 12, 2001, to this Agreement are satisfied.

               (ii) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definitions of "Applicable Margin", "Incremental Term Loan Termination Date" and "Senior Subordinated Indebtedness" in their entirety to read as follows:

               "Applicable Margin": (a) for all Loans, other than Incremental Term Loans, the Applicable Margin as determined pursuant to the Pricing Grid,
(b) with respect to Incremental Term Loans outstanding as of April 12, 2001, the Applicable Margin as determined pursuant to Schedule 1.1E, and (c) with respect to Incremental Term Loans made after April 12, 2001, the rate per annum for Incremental Term Loans agreed to, or the rate per annum determined pursuant to a pricing grid agreed to, by the Borrower and the applicable Incremental Lenders in the applicable Incremental Term Loan Activation Notice.

               "Incremental Term Loan Termination Date": December 31, 2003.

               "Senior Subordinated Indebtedness": the Senior Subordinated Notes, the Additional Senior Subordinated Notes and any unsecured senior subordinated Indebtedness of the Borrower the proceeds of which shall be used to refinance in full all of the Senior Subordinated Notes, the Additional Senior Subordinated Notes or other Senior Subordinated Indebtedness outstanding, provided such refinancing Indebtedness has (a) no maturity, amortization, mandatory redemption or purchase option (other than with asset sale proceeds, subject to the provisions of this Agreement, or following a change of control) or sinking fund payment prior to the tenth anniversary of the Closing Date, (b) no financial maintenance covenants, (c) such other terms and conditions (including without limitation, interest rate, events of default, subordination and covenants) as shall be reasonably satisfactory to the Administrative Agent and (d) any permanent refinancing shall not be less favorable to the Borrower and the Lenders as the Senior Subordinated Notes or the Additional Senior Subordinated Notes, respectively, taken as a whole.

               (iii) The definition of "Excess Cash Flow" in Section 1.1 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (vii), inserting the word "and" at the end of clause (viii) and inserting the following immediately after clause (viii) of such definition: "(ix) the amount of payments from the Borrower to Holdings permitted by clause (a)(vi) of subsection 7.6;".

               (iv) The definition of "Pricing Grid" in Section 1.1 of the Credit Agreement is hereby amended by replacing the two tables therein in their entirety with the following:

                         Tranche A Term Loans, Revolving
                        Credit Loans and Swingline Loans
         (prior to the issuance of Additional Senior Subordinated Notes with total gross proceeds in excess of $150,000,000)


                                                                                            Revolving/
                                                    Applicable            Applicable        Tranche A
                                                    Margin for            Margin for    Term Loan Facility
Consolidated Leverage Ratio                      Eurodollar Loans          ABR Loans      Commitment Fee
Level 1:          Greater than or equal to            2.25%                  1.25%            0.500%
                  6.50 to 1.00
Level 2:          Greater than or equal to
                  6.00 to 1.00 and less               2.00%                  1.00%            0.375%
                  than 6.50 to 1.00
Level 3:          Greater than or equal to
                  5.50 to 1.00 and less               1.75%                  0.75%            0.375%
                  than 6.00 to 1.00
Level 4:          Greater than or equal to
                  5.00 to 1.00 and less               1.50%                  0.50%            0.375%
                  than 5.50 to 1.00
Level 5:          Greater than or equal to
                  4.50 to 1.00 and less               1.25%                  0.25%            0.375%
                  than 5.00 to 1.00
Level 6:          Less than 4.50 to 1.00              1.00%                  0.00%            0.250%


                         Tranche A Term Loans, Revolving
                        Credit Loans and Swingline Loans
         (following the issuance of Additional Senior Subordinated Notes with total gross proceeds in excess of $150,000,000)

                                                                                            Revolving/
                                                    Applicable            Applicable        Tranche A
                                                    Margin for            Margin for   Term Loan Facility
Consolidated Leverage Ratio                      Eurodollar Loans          ABR Loans     Commitment Fee
Level 1:          Greater than or equal to           2.00%                   1.00%            0.500%
                  6.50 to 1.00
Level 2:          Greater than or equal to
                  6.00 to 1.00 and less              1.75%                   0.75%            0.375%
                  than 6.50 to 1.00
Level 3:          Greater than or equal to
                  5.50 to 1.00 and less              1.50%                   0.50%            0.375%
                  than 6.00 to 1.00
Level 4:          Greater than or equal to
                  5.00 to 1.00 and less              1.25%                   0.25%            0.375%
                  than 5.50 to 1.00
Level 5:          Greater than or equal to
                  4.50 to 1.00 and less              1.00%                   0.00%            0.375%
                  than 5.00 to 1.00
Level 6:          Less than 4.50 to 1.00             0.75%                   0.00%            0.250%

                              Tranche B Term Loans
         (prior to the issuance of Additional Senior Subordinated Notes with total gross proceeds in excess of $150,000,000)

                                                      Applicable                     Applicable
                                                      Margin for                     Margin for
Consolidated Leverage Ratio                        Eurodollar Loans                   ABR Loans
Level 1:          Greater than or equal to                2.50%                          1.50%
                  6.50 to 1.00
Level 2:          Greater than or equal to
                  6.00 to 1.00 and less                   2.25%                          1.25%
                  than 6.50 to 1.00
Level 3:          Greater than or equal to
                  5.50 to 1.00 and less                   2.25%                          1.25%
                  than 6.00 to 1.00
Level 4:          Greater than or equal to
                  5.00 to 1.00 and less                   2.00%                          1.00%
                  than 5.50 to 1.00
Level 5:          Greater than or equal to
                  4.50 to 1.00 and less                   2.00%                          1.00%
                  than 5.00 to 1.00
Level 6:          Less than 4.50 to 1.00                  2.00%                          1.00%

                              Tranche B Term Loans
         (following the issuance of Additional Senior Subordinated Notes with total gross proceeds in excess of $150,000,000)

                                                      Applicable                     Applicable
                                                      Margin for                     Margin for
Consolidated Leverage Ratio                        Eurodollar Loans                   ABR Loans

Level 1:          Greater than or equal to                2.25%                          1.25%
                  6.50 to 1.00
Level 2:          Greater than or equal to
                  6.00 to 1.00 and less                   2.00%                          1.00%
                  than 6.50 to 1.00
Level 3:          Greater than or equal to
                  5.50 to 1.00 and less                   2.00%                          1.00%
                  than 6.00 to 1.00
Level 4:          Greater than or equal to
                  5.00 to 1.00 and less                   1.75%                           .75%
                  than 5.50 to 1.00
Level 5:          Greater than or equal to
                  4.50 to 1.00 and less                   1.75%                           .75%
                  than 5.00 to 1.00
Level 6:          Less than 4.50 to 1.00                  1.75%                           .75%

               (b) Amendment to Section 2.1 of the Credit Agreement (Term Commitments). Paragraph (b) of Section 2.1 of the Credit Agreement is hereby amended by (i) replacing the words "up to five times during the period from and including the Closing Date" with the words: "up to five times during the period from and including the Effective Date"; and (ii) amending and restating the final sentence in its entirety to read as follows:
"Notwithstanding the foregoing, the aggregate amount of Incremental Term Loans shall not exceed $387,500,000; provided, that of such amount, up to $125,000,000 (the "Upstream Amount") shall be used solely to make the payment contemplated by subsection 7.6(a)(vi); provided further, that if the Borrower issues Additional Senior Subordinated Notes, the proceeds of which are applied as provided in subsection 2.9(a) hereof (such proceeds, the "Escrowed Amount"), then the availability of the Upstream Amount shall be reduced by an amount equal to the Escrowed Amount."

               (c) Amendment to Section 2.2 of the Credit Agreement (Procedures for Term Loan Borrowing). Paragraph (b) of Section 2.2 of the Credit Agreement is hereby amended by replacing the words "no more than five borrowings under the Incremental Term Loan Facility" with the words: "no more than a total of seven borrowings under the Incremental Term Loan Facility".

               (d) Amendment to Section 2.3 of the Credit Agreement (Repayment of Term Loans). Section 2.3 of the Credit Agreement is hereby amended by inserting the following immediately after paragraph (c):

               "(d) The Incremental Term Loans made after the Effective Date, if any, of each Incremental Lender shall mature in consecutive quarterly installments as specified in the Incremental Term Loan Activation Notice pursuant to which such Incremental Term Loans were made, provided that such Incremental Term Loans shall have a longer average weighted life than that of the outstanding Term Loans and such Incremental Term Loans, taken as a whole."

               (e) Amendment to Section 2.9 of the Credit Agreement (Mandatory Prepayments and Commitment Reductions). Paragraph (a) of Section 2.9 of the Credit Agreement is hereby amended by adding the following at the end of such paragraph: "Notwithstanding the foregoing, upon the issuance of Additional Senior Subordinated Notes during the one-year period from March 1, 2002 to February 28, 2003 (i) the proceeds therefrom, up to a total aggregate amount of $125,000,000 during such one-year period, shall be placed in an escrow account (the "Escrow Account") established with, and in the name of, the Administrative Agent, and the Escrow Account will be under the sole dominion and control of the Administrative Agent; and (ii) on March 1, 2003, all funds in the Escrow Account shall be applied to redeem the Holdings Discount Notes required to be redeemed on such date and the excess funds in the Escrow Account, if any, shall be applied as provided in the preceding sentence, as though such excess funds were proceeds of an Incurrence of Indebtedness."

               (f) Amendment to Section 7.1 of the Credit Agreement (Financial Condition Covenants). Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               7.1 Financial Condition Covenants. (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the last day of any Test Period set forth below to exceed the ratio set forth below opposite such period:

Period                                        Consolidated Leverage Ratio

Effective Date to 6/30/02                                 6.75x
7/01/02 to 12/31/02                                       6.40x
1/01/03 to 3/31/04                                        5.90x
4/01/04 and thereafter                                    5.00x

               (b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the last day of any Test Period set forth below to be less than the ratio set forth below opposite such period:

                                                  Consolidated Interest
Period                                               Coverage Ratio

Effective Date to 12/31/01                                1.70x
1/01/02 to 6/30/02                                        1.75x
7/01/02 to 12/31/02                                       1.85x
1/01/03 and thereafter                                    2.00x

               (c) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as at the completion of any Test Period to be less than 1.05x.

               (d) Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio as of the last day of any Test Period set forth below to exceed the ratio set forth below opposite such period:

                                            Consolidated Senior Leverage Ratio
                                           (prior to the issuance of Additional
                                           Senior Subordinated Notes with total
             Period                      gross proceeds in excess of $150,000,000)

Effective Date to 6/30/01                                  5.00x
7/01/01 to 6/30/02                                         4.75x
7/01/02 to 6/30/03                                         4.50x
7/01/03 and thereafter                                     4.00x


                                            Consolidated Senior Leverage Ratio
                                           (following the issuance of Additional
                                           Senior Subordinated Notes with total
             Period                      gross proceeds in excess of $150,000,000)

Effective Date to 6/30/01                                  4.50x
7/01/01 to 6/30/03                                         4.25x
7/01/03 and thereafter                                     3.75x

               (g) Amendment to Section 7.2 of the Credit Agreement (Limitation on Indebtedness). (i) Subparagraph (g)(i) of Section 7.2 of the Credit Agreement is hereby amended by replacing "$200,000,000" with "$650,000,000".

               (ii) Subparagraph (g) of Section 7.2 of the Credit Agreement is hereby amended by amending and restating clause (ii) in its entirety to read as follows: "Holdings Discount Indebtedness in an aggregate principal amount at maturity not to exceed $200,000,000, after giving effect to any payment made pursuant to subsection 7.6(a)(vi) and"

               (iii) Subparagraph (g)(iii)(A) of Section 7.2 of the Credit Agreement is hereby amended by adding the words: "or Additional Senior Subordinated Notes" immediately after the words "Senior Subordinated Notes".

               (iv) Subparagraph (g)(iii)(B)(III) of Section 7.2 of the Credit Agreement is hereby amended by adding the words: "or any Additional Senior Subordinated Notes indenture" immediately after the words "Senior Subordinated Notes Indenture".

               (h) Amendment to Section 7.6 of the Credit Agreement (Limitation on Dividends). Subparagraph (a)(vi) of Section 7.6 of the Credit Agreement is hereby amended by replacing the words "after the fifth anniversary of the Closing Date" with the words: "on or after March 1, 2003".

               (i) Amendment to Section 7.7 of the Credit Agreement (Limitation on Capital Expenditures). Paragraph (a) of Section 7.7 of the Credit Agreement is hereby amended by replacing "$30,000,000" with "$35,000,000".

               (j) Amendment to Section 7.8 of the Credit Agreement (Limitation on Investments, Loans and Advances). Paragraph (l) of Section 7.8 of the Credit Agreement is hereby amended by inserting the words "(i) Investments listed on
Schedule 7.8(l) and extensions, renewals, modifications or restatements or replacements thereof, provided that no such extension, renewal, modification or restatement shall (A) increase the amount of the original loan, advance or Investment or (B) adversely affect the interests of the Lenders with respect to such original loan, advance or Investment or the interests of the Lenders under this Agreement or any other Loan Document in any material respect; and (ii)" at the beginning of such paragraph.

               (k) Amendment to Section 7.9 of the Credit Agreement (Limitation Optional Payments and Modifications of Debt Instruments). Paragraph (a) of
Section 7.9 of the Credit Agreement is hereby amended by replacing the words "after the fifth anniversary of the Closing Date" with the words: "on or after March 1, 2003".

               (l) Schedule 7.8(l) in the form attached hereto shall be added to the Credit Agreement.

               SECTION 2. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Administrative Agent, the Swingline Lender, the Issuing Lender and to each of the Lenders that:

               (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and an implied covenant of good faith and fair dealing.

               (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the Effective Date (as defined in Section 4 hereof), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are, to such extent, true and correct in all material respects as of such earlier date.

               (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

               SECTION 3. Fees. In consideration of the agreements of the Required Lenders contained in Section 1 of this Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart to this Amendment to the Credit Agreement prior to 5:00 p.m., New York City time, on April 12, 2001, an amendment fee in an amount equal to 0.15% of the sum of (a) the aggregate unpaid principal amount of Term Loans made by such Lender as of 5:00 p.m., New York City time, on April 12, 2001, and
(b) of such Lender's Revolving Commitment in effect as of 5:00 p.m., New York City time, on April 12, 2001.

               SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Effective Date") that (a) the representations and warranties set forth in Section 2 hereof are true and correct, (b) the fees and expenses referred to in Section 3 and Section 8 hereof, respectively, shall have been paid, (c) the Administrative Agent shall have received a legal opinion of Weil, Gotshal & Manges LLP, counsel to the Loan Parties, reasonably satisfactory to it and (d) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower, the Swingline Lender, the Issuing Lender and the Required Lenders.

               SECTION 5. Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, the Issuing Lender or the Administrative Agent under the Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or Holdings to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the

Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.

               SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

               SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                    LIN HOLDINGS CORP.,

                       by

                         /s/          Deborah R. Jacobson
                         ------------------------------------------------
                         Name:        Deborah R. Jacobson
                         Title:       Vice President
                                      Corporate Development
                                      & Treasurer

                    LIN TELEVISION CORPORATION,

                       by

                         /s/          Deborah R. Jacobson
                         ------------------------------------------------
                         Name:        Deborah R. Jacobson
                         Title:       Vice President
                                      Corporate Development
                                      & Treasurer

                    THE CHASE MANHATTAN BANK,
                    individually and as Administrative Agent,
                    Swingline Lender and Issuing Lender,

                       by

                         /s/          Tracey Navin Ewing
                         ------------------------------------------------
                         Name:        Tracey Navin Ewing
                         Title:       Vice President


                    FLEET NATIONAL BANK,

                       by

                         /s/          Julie V. Jalelian
                         ------------------------------------------------
                         Name:        Julie V. Jalelian
                         Title:       Managing Director

                    THE BANK OF NEW YORK,

                       by

                         /s/          John R. Ciulla
                         ------------------------------------------------
                         Name:        John R. Ciulla
                         Title:       Vice President

                               THE BANK OF NOVA SCOTIA,

                                  by

                                    /s/          Paul A. Weissenberger
                                    --------------------------------------------
                                    Name:        Paul A. Weissenberger
                                    Title:       Authorized Signatory


                               BANK OF AMERICA, N.A.,

                                  by

                                    /s/          Todd Shipley
                                    --------------------------------------------
                                    Name:        Todd Shipley
                                    Title:       Managing Director

                               NATIONAL WESTMINSTER BANK PLC,

                                  by

                                    /s/          Andrew S. Weinberg
                                    --------------------------------------------
                                    Name:        Andrew S. Weinberg
                                    Title:       Senior Vice President




                               THE MITSUBISHI TRUST AND BANKING CORPORATION,

                                  by

                                    /s/          Toshihiro Hayashi
                                    --------------------------------------------
                                    Name:        Toshihiro Hayashi
                                    Title:       Senior Vice President

                               VAN KAMPEN PRIME RATE INCOME TRUST,
                                  by:     Van Kampen Investment Advisory Corp.,

                                  by

                                    /s/          Howard Tiffen
                                    --------------------------------------------
                                    Name:        Howard Tiffen
                                    Title:       Senior Vice President

                                   BHF (USA) CAPITAL CORPORATION,

                                      by

                                        /s/          Jennifer M. Li
                                        ----------------------------------------
                                        Name:        Jennifer M. Li
                                        Title:       Associate

                                      by

                                        /s/          Hans J. Scholz
                                        ----------------------------------------
                                        Name:        Hans J. Scholz
                                        Title:       Vice President


                                   SEQUILS IV, LTD,
                                      by:     TCW Advisors, Inc. as its
                                              Collateral Manager
                                        by
                                             /s/     Mark L. Gold
                                             -----------------------------------
                                             Name:   Mark L. Gold
                                          Title:     Managing Director


                                      by

                                        /s/          Jonathan R. Insull
                                        ----------------------------------------
                                        Name:        Jonathan R. Insull
                                        Title:       Senior Vice President


                                   UNITED OF OMAHA LIFE INSURANCE COMPANY,
                                      by:   TCW Asset Management Company,
                                           its Investment Advisor,

                                          by

                                            /s/      Mark L. Gold
                                            ------------------------------------
                                            Name:    Mark L. Gold
                                            Title:   Managing Director


                                          by

                                            /s/      Jonathan R. Insull
                                            ------------------------------------
                                            Name:    Jonathan R. Insull
                                            Title:   Senior Vice President

                              CONTINENTAL ASSURANCE COMPANY,
                              Separate Account (E),
                                 by:   TCW Asset Management Company,
                                      as Attorney-in-Fact,

                                     by

                                       /s/      Mark. L. Gold
                                       -----------------------------------------
                                       Name:    Mark L. Gold
                                       Title:   Managing Director

                                     by

                                       /s/      Jonathan R. Insull
                                       -----------------------------------------
                                       Name:    Jonathan R. Insull
                                       Title:   Senior Vice President


                              GENERAL ELECTRIC CAPITAL CORPORATION,

                                 by

                                   /s/          Karl Kieffer
                                   ---------------------------------------------
                                   Name:        Karl Kieffer
                                   Title:       Duly Authorized Signatory

                              ADDISON CDO, LIMITED (ACCT. 1279),
                                 by:   Pacific Investment Management Company
                                       LLC,  as its Investment Advisor,

                                     by

                                       /s/      Mohan V. Phansalkar
                                       -----------------------------------------
                                       Name:    Mohan V. Phansalkar
                                       Title:   Executive Vice President


                              ATHENA CDO, LIMITED (ACCT. 1277),
                                 by:   Pacific Investment Management Company
                                       LLC, as its Investment Advisor,

                                     by

                                       /s/      Mohan V. Phansalkar
                                       -----------------------------------------
                                       Name:    Mohan V. Phansalkar
                                       Title:   Executive Vice President

                                     CAPTIVA IV FINANCE LTD. (ACCT. 1275),
                                     as advised by Pacific Investment Management
                                     Company LLC,

                                        by

                                          /s/          David Dyer
                                          --------------------------------------
                                          Name:        David Dyer
                                          Title:       Director

                                     JISSEKIKUN FUNDING, LTD. (ACCT. 1288),
                                        by:   Pacific Investment Management
                                              Company LLC, as its Investment
                                              Advisor,

                                        by

                                          /s/      Mohan V. Phansalkar
                                          --------------------------------------
                                          Name:    Mohan V. Phansalkar
                                          Title:   Executive Vice President


                                     BNP PARIBAS,

                                        by

                                          /s/          Ted Koerner
                                          --------------------------------------
                                          Name:        Ted Koerner
                                          Title:       Director

                                        by

                                          /s/          Gregg Bonardi
                                          --------------------------------------
                                          Name:        Gregg Bonardi
                                          Title:       Director

                                                       Media and Telecom Finance

                                     THE DAI-ICHI KANGYO BANK, LTD.,

                                        by

                                          /s/          Daniel Guevara
                                          --------------------------------------
                                          Name:        Daniel Guevara
                                          Title:       Vice President

                                   NATEXIS BANQUES POPULAIRES,

                                      by

                                        /s/          Evan S. Kraus
                                        ----------------------------------------
                                        Name:        Evan S. Kraus
                                        Title:       Vice President

                                      by

                                        /s/          Cynthia E. Sachs
                                        ----------------------------------------
                                        Name:        Cynthia E. Sachs
                                        Title:       Vice President
                                                     Group Manager

                                   SUNTRUST BANK,

                                      by

                                        /s/          Kimberly S. Evans
                                        ----------------------------------------
                                        Name:        Kimberly S. Evans
                                        Title:       Director


                                   SUMITOMO MITSUI BANKING CORPORATION,

                                      by

                                        /s/          Suresh S. Tata
                                        ----------------------------------------
                                        Name:        Suresh S. Tata
                                        Title:       Senior Vice President


                                   PNC BANK, NATIONAL ASSOCIATION,

                                      by

                                        /s/          Steven J. McGehrin
                                        ----------------------------------------
                                        Name:        Steven J. McGehrin
                                        Title:       Vice President


                                   METROPOLITAN LIFE INSURANCE COMPANY,

                                      by

                                        /s/          James R. Dingler
                                        ----------------------------------------
                                        Name:        James R. Dingler
                                        Title:       Director

                                   DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                   BRANCHES,

                                      by

                                        /s/          Brian Schneider
                                        ----------------------------------------
                                        Name:        Brian Schneider
                                        Title:       Assistant Vice President

                                      by

                                        /s/          Michael S. Greenberg
                                        ----------------------------------------
                                        Name:        Michael S. Greenberg
                                        Title:       Assistant Vice President


                                   BALANCED HIGH-YIELD FUND I, LTD.,
                                      by:   ING Capital Advisors LLC,
                                           as Asset Manager,

                                      by

                                        /s/          Jonathan David
                                        ----------------------------------------
                                        Name:        Jonathan David
                                        Title:       Vice President


                                   BANK OF HAWAII,

                                      by

                                        /s/          Luke Yeh
                                        ----------------------------------------
                                        Name:        Luke Yeh
                                        Title:       Vice President

                                   FIRST HAWAIIAN BANK,

                                      by

                                        /s/          Shannon Sansevero
                                        ----------------------------------------
                                        Name:        Shannon Sansevero
                                        Title:       Media Finance Officer

                                   WINGED FOOT FUNDING TRUST,

                                      by

                                        /s/          Ann E. Morris
                                       -----------------------------------------
                                        Name:        Ann E. Morris
                                        Title:       Authorized Agent

                                   KZH CNC LLC,

                                      by

                                        /s/          Kimberly Rowe
                                        ----------------------------------------
                                        Name:        Kimberly Rowe
                                        Title:       Authorized Agent

                                   KZH CRESCENT LLC,

                                      by

                                        /s/          Kimberly Rowe
                                        ----------------------------------------
                                        Name:        Kimberly Rowe
                                        Title:       Authorized Agent

                                   KZH CRESCENT-2 LLC,

                                      by

                                        /s/          Kimberly Rowe
                                        ----------------------------------------
                                        Name:        Kimberly Rowe
                                        Title:       Authorized Agent

                                   KZH CRESCENT-3 LLC,

                                      by

                                        /s/          Kimberly Rowe
                                        ----------------------------------------
                                        Name:        Kimberly Rowe
                                        Title:       Authorized Agent

                                   UNION BANK OF CALIFORNIA, N.A.,

                                      by

                                        /s/          Jenny Dongo
                                        ----------------------------------------
                                        Name:        Jenny Dongo
                                        Title:       Vice President

                                   THE FUJI BANK, LIMITED,

                                      by

                                        /s/          John D. Doyle
                                        ----------------------------------------
                                        Name:        John D. Doyle
                                        Title:       Vice President & Manager

                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                      by

                                        /s/          W. Vukovich
                                        ----------------------------------------
                                        Name:        W. Vukovich
                                        Title:       Vice President


                                   SENIOR DEBT PORTFOLIO,
                                      by:   Boston Management, as
                                             Investment Advisor,

                                      by

                                        /s/          Payson Swaffield
                                        ----------------------------------------
                                        Name:        Payson Swaffield
                                        Title:       Vice President


                                   GRAYSON & CO,
                                      by:   Boston Management and Research, as
                                             Investment Advisor,

                                          by

                                            /s/      Payson Swaffield
                                            ------------------------------------
                                            Name:    Payson Swaffield
                                            Title:   Vice President

                                   EATON VANCE SENIOR INCOME TRUST,
                                      by:   Eaton Vance Management, as
                                             Investment Advisor,

                                          by

                                            /s/      Payson Swaffield
                                            ------------------------------------
                                            Name:    Payson Swaffield
                                            Title:   Vice President

                                   EATON VANCE CDO III, LTD.,
                                      by:   Eaton Vance Management, as
                                             Investment Advisor,

                                          by

                                            /s/      Payson Swaffield
                                            ------------------------------------
                                            Name:    Payson Swaffield
                                            Title:   Vice President

                                   OXFORD STRATEGIC INCOME FUND,
                                      by:   Eaton Vance Management, as
                                              Investment Advisor,

                                          by

                                            /s/      Payson Swaffield
                                            ------------------------------------
                                            Name:    Payson Swaffield
                                            Title:   Vice President

                                   EATON VANCE INSTITUTIONAL SENIOR
                                   LOAN FUND,
                                      by:   Eaton Vance Management, as
                                             Investment Advisor,

                                          by

                                            /s/      Payson Swaffield
                                            ------------------------------------
                                            Name:    Payson Swaffield
                                            Title:   Vice President

                                   EATON VANCE CDO IV, LTD.,
                                      by:   Eaton Vance Management, as
                                             Investment Advisor,

                                          by

                                            /s/      Payson Swaffield
                                            ------------------------------------
                                            Name:    Payson Swaffield
                                            Title:   Vice President

                                                                   Schedule 1.1E

                              APPLICABLE MARGIN ON
             INCREMENTAL TERM LOANS OUTSTANDING AS OF APRIL 12, 2001
         (prior to the issuance of Additional Senior Subordinated Notes with total gross proceeds in excess of $150,000,000)

                                                  Applicable Margin                     Applicable Margin
      Consolidated Leverage Ratio                For Eurodollar Loans                     For ABR Loans

  Greater than or equal to 6.5                          2.75%                                 1.75%
  Greater than or equal to 5.5
  But less than 6.5                                     2.50%                                 1.50%
  Less than 5.5                                         2.25%                                 1.25%


                              APPLICABLE MARGIN ON
             INCREMENTAL TERM LOANS OUTSTANDING AS OF APRIL 12, 2001
         (following the issuance of Additional Senior Subordinated Notes with total gross proceeds in excess of $150,000,000)

                                                  Applicable Margin                     Applicable Margin
      Consolidated Leverage Ratio                For Eurodollar Loans                     For ABR Loans

  Greater than or equal to 6.5                          2.50%                                 1.50%
  Greater than or equal to 5.5
  But less than 6.5                                     2.25%                                 1.25%
  Less than 5.5                                         2.00%                                 1.00%

                                                                 Schedule 7.8(l)



             INVESTMENTS EXISTING UNDER 7.8(l) AS OF APRIL 12, 2001

                Investment                                  Cost
Banks Broadcasting, Inc.                               $13.3 million
Gannaway Web Holdings, LLC                             $10.0 million